OTHER PAYABLES AND ACCRUED LIABILITIES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
OTHER PAYABLES AND ACCRUED LIABILITIES
Salary, welfare and bonus payable	¥ 502,670		¥ 429,566
Tax payable	211,487		115,192
Advance from customers	114,044		90,161
Deposits	41,994		51,402
Consideration payable for share repurchase	22,231		93,475
Others	28,893		35,971
Total	¥ 921,319	$ 131,747	¥ 815,767